UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

_______________________

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

_______________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Seventh Amended and Restated Certificate of Incorporation

As described under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders (the “Annual Meeting”) of United Rentals, Inc. (the “Company”) held on May 9, 2024, stockholders approved an amendment and restatement of the Company’s Sixth Restated Certificate of Incorporation (as so amended and restated, the “Seventh Amended and Restated Certificate of Incorporation”) in order to permit the exculpation of officers to the extent permitted under Delaware law.

The Seventh Amended and Restated Certificate of Incorporation became effective immediately upon the Company’s filing of the Seventh Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 9, 2024. The foregoing description of the Seventh Amended and Restated Certificate of Incorporation is qualified in all respects by reference to the text of the Seventh Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2024, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of Marc A. Bruno, Larry D. De Shon, Matthew J. Flannery, Bobby J. Griffin, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Francisco J. Lopez-Balboa, Gracia C. Martore and Shiv Singh to the Board for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2024; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; (iv) on a Company proposal to amend and restate the Company’s Sixth Restated Certificate of Incorporation to permit officer exculpation; and (v) on a stockholder proposal for directors to be elected by majority vote.

The stockholders (i) elected all ten directors, (ii) approved the ratification of the appointment of Ernst & Young LLP for the fiscal year ending December 31, 2024, (iii) approved (on a non-binding basis) the compensation of the Company’s named executive officers, (iv) accepted the Company’s proposal to amend and restate the Sixth Restated Certificate of Incorporation to permit officer exculpation; and (v) rejected a stockholder proposal for directors to be elected by majority vote.

The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Marc A. Bruno	55,904,505	842,940	26,983	4,460,164
Larry D. De Shon	52,565,107	4,093,384	115,937	4,460,164
Matthew J. Flannery	56,586,907	160,708	26,813	4,460,164
Bobby J. Griffin	54,733,823	2,012,814	27,791	4,460,164
Kim Harris Jones	56,295,384	454,521	24,523	4,460,164
Terri L. Kelly	56,166,940	582,688	24,800	4,460,164
Michael J. Kneeland	55,034,621	1,710,930	28,877	4,460,164
Francisco J. Lopez-Balboa	56,578,770	168,879	26,779	4,460,164
Gracia C. Martore	55,855,405	894,575	24,448	4,460,164
Shiv Singh	56,065,868	681,204	27,356	4,460,164

Proposal 2. Ratification of Appointment of Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
57,829,412	3,374,834	30,346	*

* Not applicable.

Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
53,345,101	3,369,149	60,178	4,460,164

Proposal 4. Company Proposal to Amend and Restate the Company’s Restated Certificate of Incorporation to Permit Officer Exculpation.

For	Against	Abstain	Broker Non-Votes
51,384,538	5,331,786	58,104	4,460,164

Proposal 5. Stockholder Proposal for Directors to be Elected by Majority Vote.

For	Against	Abstain	Broker Non-Votes
8,476,039	48,153,010	145,379	4,460,164

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Seventh Amended and Restated Certificate of Incorporation of United Rentals, Inc., effective May 9, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024

UNITED RENTALS, INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, Corporate Secretary

UNITED RENTALS (NORTH AMERICA) , INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, Corporate Secretary